CERTAIN TRANSACTIONS	3 Months Ended
Mar. 31, 2012
Certain Transactions [Abstract]
Certain Transactions

NOTE 2 – Certain transactions:

Cephalon acquisition

On October 14, 2011, Teva acquired Cephalon, Inc. ("Cephalon") for total cash consideration of $6.5 billion. Cephalon is a global biopharmaceutical company with a strong marketed portfolio and a pipeline of branded products. The acquisition diversified Teva's branded portfolio and enhanced Teva's late-stage innovative pipeline.

The acquisition was financed by borrowing under credit facilities and by the issuance of a long term debt.

Cephalon's results of operations and balance sheet were included in Teva's consolidated reports commencing October 2011.

At the closing, Cephalon had contingent consideration liabilities related to future milestones payments due to several acquisitions in an aggregate fair value amount of $171 million.

The table below summarizes the estimates of the fair value of assets acquired and liabilities assumed and resulting goodwill as of the acquisition date. These estimates are subject to revision, which may result in significant adjustments to the values presented below, when the appraisals are finalized.

The primary areas of the preliminary purchase price allocation that are not yet finalized relate to the fair values of intangible assets acquired and liabilities assumed, income taxes and resulting goodwill. We expect to obtain information to assist us in determining the fair value of the net assets acquired at the acquisition date during the measurement period.

The appraisals of the fair value of assets acquired and liabilities assumed and resulting goodwill are anticipated to be finalized no later than October 2012.

		U.S. $
		in millions
Current assets	$2,856
Investment and non-current assets	505
Property, plant and equipment	385
Identifiable intangible assets:
Existing product rights and trade name	2,625
Research and development in-process	1,269
Goodwill	3,085
Total assets acquired	10,725

Current liabilities	761
Short term debt	2,082
Long-term liabilities, including deferred taxes	1,121
Contingent consideration	171
Total liabilities assumed	4,135
Non controlling interest	79
Net assets acquired	$6,511

The adjustments for identifiable intangible assets during the measurement period reflect changes in the estimated fair value of certain acquired intangibles, principally in-process research and developed assets, primarily to better reflect market participant assumptions about facts and circumstances existing as of the acquisition date. The adjustments did not result from intervening events subsequent to the acquisition date.

The adjustments during the measurement period did not have a significant impact on Teva's consolidated statements of income, balance sheets or cash flows and, therefore, we have not retrospectively adjusted our financial statements.